SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):

                                September 9, 1997




                              Rainbow Medical, Inc.
             -------------------------------------------------------
              (Exact name of registrant as specified in its Charter



          Florida                  33-25646                59-2720407
--------------------------------------------------------------------------------
(State of other jurisdiction      Commission            (I.R.S. Employer
     of incorporation)            File Number           Identification No.)



                   631 N.W. 183rd Street, Miami, Florida 33169
                   -------------------------------------------
                    (Address of principal executive offices)

     Registration's telephone number, including area code: (305) 651-2334





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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT:

                  Not Applicable.

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS:

                  Not Applicable.

ITEM 3:  BANKRUPTCY OR RECEIVERSHIP:

                  Not Applicable.

ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT:

                  On September 9, 1997, the Registrant was advised that the client/auditor relationship between Registrant and its principal accountants, Miller, Ellin & Company, had ceased. Miller, Ellin & Company's report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion, disclaimer opinion nor was it qualified or modified as an uncertainty, audit scope or accounting principles. On September 12, 1997, the Registrant held a meeting of its Board of Directors. At such meeting, the resignation of Miller, Ellin & Company was accepted. During the Registrant's two most recent fiscal years and for all subsequent interim periods preceding the resignation of Miller, Ellin & Company, there were no disagreements with Miller, Ellin & Company on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure. The firm of Rachlin, Cohen & Holtz has been engaged as an independent accountant to audit the Registrant's financial statements.


ITEM 5:  OTHER EVENTS:

                  Not Applicable.


ITEM 6:  RESIGNATION OF REGISTRANT'S DIRECTORS:

                  Not Applicable.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)  Financial Statements:   NONE

                  (b)  Proforma Financial Information:   NONE

                  (c)  Exhibits:  See attached letter from Miller, Ellin &
                       Company.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Rainbow Medical, Inc.
                                          (Registrant)

                                          By: /s/ Roberto Novo
Date:   September 16, 1997.                   ----------------------------------
     ---------------------                    ROBERTO NOVO






































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